SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

Alcan Inc.

(Exact name of Registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

 1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2

(Address of principal executive offices, including postal code)

(514) 848-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

On May 31, 2005, Alcan Inc. (the "Company") closed its issuance and sale of $500,000,000 aggregate principal amount of its 5.00% Notes due 2015 and $300,000,000 aggregate principal amount of its 5.75% Notes due 2035 (together, the "Notes") pursuant to an Underwriting Agreement, dated May 25, 2005 (the "Underwriting Agreement"), between the Company and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Representatives of the Several Underwriters named in Schedule A thereto.  The Notes were issued pursuant to that certain Indenture dated as of May 15, 1983 between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, as amended by the First through the Seventh Supplemental Indentures thereto. The offering of the Notes has been registered under the Securities Act of 1933 (the "Act") pursuant to a Registration Statement on Form S-3 (Reg. No. 333-110739) (the "Registration Statement") previously filed with the Securities and Exchange Commission under the Act. Copies of the Underwriting Agreement, the Seventh Supplemental Indenture to the Indenture, the forms of Notes, opinion of Roy Millington regarding the validity of the Notes, opinion of Sullivan & Cromwell LLP regarding the validity of the Notes, opinion of Hugh Berwick regarding certain matters of Canadian taxation and opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax, are attached hereto as Exhibits 1.1, 4.1, 4.2, 5.1, 5.2, 8.1, and 8.2, respectively, and incorporated herein by reference.

In addition, included as Exhibit 12.1 to this report is a statement setting forth a computation of our ratios of earnings to fixed charges for the quarter ended March 31, 2005 and for the three years ended December 31, 2004.

ITEM 9.01        Financial Statements and Exhibits

                       (c)        Exhibits

           1.1    Underwriting Agreement, dated May 25, 2005.

           4.1    Seventh Supplemental Indenture, dated as of May 31, 2005, between Alcan Inc. and Deutsche Bank Trust Company Americas.

           4.2    Form of 5.00% Note due 2015.

           4.3    Form of 5.75% Note due 2035.

           5.1    Opinion of Roy Millington.

           5.2    Opinion of Sullivan & Cromwell LLP.

           8.1    Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

           8.2    Opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax.

           12.1  Computation of ratios of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montreal, Province of Quebec, Canada.

                                                                                     ALCAN INC.

                                                                        By:       /s/ Roy Millington

                                                                                    Roy Millington

                                                                                    Corporate Secretary

Date: May 31, 2005

 EXHIBIT INDEX

Exhibit

Number                                                Description

1.1	Underwriting Agreement, dated May 25, 2005.

4.1	Seventh Supplemental Indenture, dated as of May 31, 2005, between Alcan Inc. and Deutsche Bank Trust Company Americas.

4.2	Form of 5.00% Note due 2015.

4.3	Form of 5.75% Note due 2035.

5.1	Opinion of Roy Millington.

5.2	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

8.2	Opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax.

12.1	Computation of ratios of earnings to fixed charges.